SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 23, 2014

Date of report (Date of earliest event reported)

Rotate Black, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada 0-14039 75-3225181

(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer Identification No.) Incorporation)

201 East Mitchell, 175
PETOSKEY, MI 49770

(Address of Principal Executive Offices) (Zip Code)

231/347-0777

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 16, 2014, the Nevada Supreme Court issued its rulings with regards to the Company’s Schaller litigation.

In its findings, the Court favorably reversed the $9.6 million default judgment against the Appellants and reaffirmed the default against the Appellants.

The case has now been remanded back to the lower court, which will allow the Company and other Appellants the opportunity to conduct their discovery and defend itself from what it believes is a wrongful suit.

Item 9.01 None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc.

September 23, 2014	By:	/s/ JOHN C. PAULSEN
John C. Paulsen
Chief Executive Officer